SCHEDULE C

                           Champlain Family of Funds


--------------------------------------------------------------------------------
                                       INSTITUTIONAL SHARES      ADVISOR SHARES
--------------------------------------------------------------------------------
Champlain Small Company Fund                     X                      X
--------------------------------------------------------------------------------
Champlain Mid Cap Fund                           X                      X
--------------------------------------------------------------------------------